Exhibit 99.2

PROPOSAL 3—APPROVAL OF AN AMENDMENT TO THE 2006 STOCK INCENTIVE PLAN

The Board of Directors has approved an amendment to the 2006 Plan subject to stockholder approval. The purpose of the amendment is to increase by 7,000,000 the number of shares of common stock reserved for issuance under the 2006 Plan from 6,422,748 shares to 13,422,748 shares.

On April 11, 2012, our Board of Directors approved Amendment No. 4 to our 2006 Plan, which became effective upon its approval, to include the following provisions, among others, each of which is described in greater detail in the description of the 2006 Plan set forth below:

•	Restrictions on “repricing,” within the meaning of the rules of the NASDAQ Stock Market, any stock options or stock appreciation rights, or SARs, unless such action is approved by our stockholders;

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A requirement that certain awards granted under the 2006 Plan to non-employee directors be granted and administered by a committee of “independent directors,” within the meaning of the NASDAQ Marketplace Rules;

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Revised share counting rules that prohibit the recycling of shares that (i) are tendered or withheld to pay the exercise price of an award or to satisfy tax withholding obligations or (ii) repurchased by the Company on the open market using the proceeds from the exercise of an award; and

•	Restrictions limiting the maximum number of shares with respect to which awards other than options or SARs may be granted.

On April 11, 2012, our Board of Directors adopted, subject to stockholder approval, Amendment No. 5 to our 2006 Plan to increase the number of shares of common stock reserved for issuance under our 2006 Plan by 7,000,000.

As of March 31, 2012, options to purchase 6,143,806 shares of common stock were outstanding under the 2006 Plan and the 1998 Stock Option Plan (the “1998 Plan”) and 1,448,005 have been exercised. The weighted average exercise price of the outstanding options at March 31, 2012 was $4.56 and the weighted average remaining contractual life was 7.9 years. As of March 31, 2012 there were no restricted shares, restricted stock units or stock appreciation rights outstanding under either the 2006 Plan or the 1998 Plan. We no longer grant stock options or other awards under the 1998 Plan.

As of March 31, 2012, we had a total of 70,636,963 shares of common stock outstanding and 58 individuals eligible to receive awards under the 2006 Plan, including our executive officers and non-employee directors.

We utilized a subscription compensation survey to obtain information about the use of equity to compensate employees of life science companies of similar size and at a similar stage of development. Burn rate is a term used to describe annual equity usage stated as the number of stock options and non-performance-based restricted stock granted during the fiscal year, plus actual performance-based shares vested during the fiscal year, as a percent of total common shares issued and outstanding at fiscal year end. According to the subscription survey, the industry average of burn rates for publicly traded life science companies with fewer than 150 employees and annual revenue between $0 to $25 million range from 3.2 to 4.5%. In addition, in March 2012, we engaged Radford, an Aon Hewitt Company, to assist us in determining the appropriate burn rate and the implied number of shares required in our stock incentive plans associated with that burn rate. Our proposed increase of 7,000,000 shares was developed as part of this consulting engagement and derived using an approximate burn rate of 3% over a three year period.

The purpose of the 2006 Plan is to advance our stockholders’ interests by enhancing our ability to attract, retain and motivate persons who are expected to make important contributions and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of our stockholders.

The Board of Directors believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel.

2006 Stock Incentive Plan

The following description of the 2006 Plan is a summary and is qualified in its entirety by the full text of the plan, as proposed to be amended, which is attached as Appendix A to this Proxy Statement.

Administration and Delegation

The 2006 Plan is administered by our Board of Directors who have the authority to grant awards, to adopt, amend and repeal such administrative rules, guidelines and practices relating to the 2006 Plan as it deems advisable, and to construe and interpret the terms of the 2006 Plan and any award agreements entered into under the 2006 Plan. To the extent permitted by applicable law, our board may delegate any or all of its powers under the 2006 Plan to one or more committees or subcommittees of the Board and may delegate to one or more of our officers the power to grant awards to our employees and employees of officers of any of our present or future subsidiary corporations and to exercise such other powers under the 2006 Plan as our Board of Directors may determine, provided that our Board of Directors shall fix the terms of the awards to be granted by such officers (including the exercise price of such awards) and the maximum number of shares subject to awards that the officers may grant. No officer shall be authorized to grant awards to any of our executive officers or officers. Discretionary awards to non-employee directors may be granted and administered only by a committee solely comprised of “independent directors” as defined by the NASDAQ Marketplace Rules.

Eligibility

All of the employees, officers, directors, consultants and advisors of our company and its subsidiaries, and of other business ventures in which we have a controlling interest as determined by our Board, are eligible to receive options, SARs, restricted stock, restricted stock units and other stock-based awards under the 2006 Plan. We refer to these as “Awards.” Each person who receives an Award under the 2006 Plan is deemed a “Participant.”

The maximum number of shares of common stock with respect to which Awards may be granted to any Participant under the 2006 Plan is 750,000 per calendar year. For purposes of this limit, the combination of an option in tandem with a SAR is treated as a single award. The maximum number of shares of common stock with respect to which Awards other than options and SARs may be granted under the 2006 Plan is 35% of the maximum number of shares available for grant of Awards under the 2006 Plan.

Number of Shares

The 2006 Plan initially authorized the issuance of 750,000 shares of common stock with an annual increase in shares reserved on the first day of each fiscal year beginning in fiscal year 2007 and ending on the second day of the fiscal year 2010 in amount equal to the lowest of (i) 750,000 shares of common stock, (ii) the number of shares of common stock that, when added to the number of shares of common stock already reserved under the 2006 Plan, equals 5% of our outstanding shares on such date or (iii) an amount determined by our Board. Such annual increase is commonly referred to as an “evergreen provision.”

Pursuant to the evergreen provision, which expired in 2010, an additional 2,672,748 shares were made available for grant under the 2006 Plan between 2007 and 2010. Additionally, on June 10, 2010, our stockholders approved an amendment to the 2006 Plan to increase the number of shares of common stock reserved for issuance from 3,422,748 shares to 6,422,748 shares, any or all of which may be granted in the form of incentive stock options. In connection with the Annual Meeting, our stockholders are being asked to approve an amendment to the 2006 Plan to increase the number of shares of common stock reserved for issuance to 13,422,748 shares.

If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part, is settled in cash or results in any common stock not being issued, the unused common stock covered by such Award shall again be available for the grant of Awards under the 2006 Plan. However, shares of common stock tendered to the Company by a Participant to exercise an Award or satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation), shares of common stock covered by SARs (except any shares of common stock covered by a SAR granted in tandem with an option for the same number of shares of common stock whereby only one such Award may be exercised), and shares repurchased by the Company on the open market using the proceeds from the exercise of an Award, shall be counted against the number of shares of common stock available for the grant of Awards under the 2006 Plan, However, in the case of incentive stock options, the foregoing provisions shall be subject to any limitations under the Internal Revenue Code. Shares of common stock delivered (either by actual delivery, attestation or net exercise) to us by a Participant to purchase shares of common stock upon the exercise of an Award or to satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) will not be added back to the number of shares available for the future grant of Awards. In addition, shares of common stock repurchased by us on the open market using the proceeds from the exercise of an Award will not increase the number of shares available for future grant of Awards.

If we grant a SAR in tandem with an option for the same number of shares of common stock and provide that only one such Award may be exercised (referred to as a “Tandem SAR”), only the shares covered by the option, and not the shares covered by the Tandem SAR, will be counted against the number of shares available for the grant of Awards under the 2006 Plan, and the expiration of one in connection with the other’s exercise will not restore shares to the 2006 Plan. In the case of the exercise of a SAR, the number of shares counted against the shares available under the 2006 Plan will be based on the proportion of the total SAR that is actually exercised, rather than the number of shares actually issued. Shares covered by a Tandem SAR will not again become available for grant upon the expiration or termination of the Tandem SAR.

Shares issued under the 2006 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

Types of Awards

The 2006 Plan provides for the grant of stock options, SARs, restricted stock, restricted stock units and other stock-based awards.

Incentive and Nonstatutory Stock Options. An Option is an award where the recipient receives the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Only our employees and employees of our subsidiaries may receive “incentive stock options” as defined in Section 422 of the Internal Revenue Code. An Option that is not intended to be an incentive stock option is a “nonstatutory stock option”.

Our board establishes the exercise price of each Option and specifies such exercise price in the applicable option agreement; provided, however, that the exercise price shall not be less than 100% of the fair market value of our common stock on the date the Option is granted. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board specifies in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

The 2006 Plan permits the following forms of payment of the exercise price of an Option: (i) payment by cash, check or in connection with a “cashless exercise” through a broker; (ii) subject to certain conditions, surrender to us of shares of our common stock; (iii) subject to certain conditions, by payment of such lawful consideration as determined by our Board, other than by delivery of a promissory note, or (iv) by any combination of these forms of payment.

Stock Appreciation Rights. A Stock Appreciation Right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in common stock or cash or a combination thereof determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of common stock. SARs may be granted independently or in tandem with an option. Our Board establishes the grant price or exercise price of each SAR and specifies such grant price or exercise price in the applicable Award agreement; provided, however, that the grant price or exercise price shall not be less than 100% of the fair market value of our common stock on the date the SAR is granted. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board specifies in the applicable Award agreement; provided, however, that no SARs will be granted with a term in excess of 10 years.

SARs granted in tandem with Options will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will terminate and no longer be exercisable upon the termination or exercise of the related Option (except to the extent designated by the Board in connection with a reorganization event, as described below), except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced unless the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR. The Option will terminate and no longer be exercisable upon the exercise of the related SAR. The SAR will be transferable only with the related Option.

Restricted Stock Awards. Awards of Restricted Stock entitle recipients to acquire shares of common stock, subject to our right to repurchase all or part of such shares (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. Recipients will be entitled to all ordinary cash dividends paid with respect to the shares of Restricted Stock, unless otherwise provided by the Board. If any dividends or distributions are paid in shares of common stock or consist of a dividend or distribution to common stockholders other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

Restricted Stock Unit Awards. Restricted Stock Unit Awards entitle the recipient to receive shares of common stock (or, if provided in the applicable Award agreement, cash equal to the fair market value of such shares of common stock) to be delivered at the time such shares vest pursuant to the terms and conditions established by our Board of Directors. A Restricted Stock Unit may provide the recipient with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of common stock, subject to terms and conditions established by our Board of Directors.

Other Stock Unit Awards. Under the 2006 Plan, the Board of Directors has the right to grant other Awards based upon the common stock having such terms and conditions as the Board of Directors may determine, including the grant of shares based upon certain conditions, the grant of Awards that are valued in whole or in part by reference to, or otherwise based on, shares of common stock or other property, and the grant of Awards entitling recipients to receive shares of common stock to be delivered in the future. Other Stock Unit Awards are available as a form of payment in the settlement of other Awards granted under the 2006 Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of common stock or cash, as determined by our Board of Directors.

Performance Awards

The 2006 Plan refers to Performance Awards as Restricted Stock and Restricted Stock Unit Awards and Other Stock Unit Awards which may be made subject to the achievement of performance goals, which we refer to herein as “Performance Awards.”

Performance Measures. For any Award that is intended to qualify as performance-based Compensation under Section 162(m) of the Internal Revenue Code, our Compensation Committee must specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by our Compensation Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives or (n) total shareholder return, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance measures may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Compensation Committee; and (iii) shall be set by the Compensation Committee within the time period prescribed by, and shall otherwise comply with the requirements of Section 162(m). Awards that are not intended to qualify as performance-based compensation may be based on these or such other performance measures as our Board may determine. With respect to any Performance Awards that are intended to qualify as performance-based compensation under Section 162(m), the Committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such Award. Our Compensation Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant. Our Compensation Committee may impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for performance-based compensation under Section 162(m).

Administration

Transferability of Awards. Except as our Board may otherwise determine or provide in an Award, Awards cannot be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order, and, during the life of a Participant, shall be exercisable only by such Participant.

Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as our Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the 2006 Plan.

Board Discretion. Except as otherwise provided by our 2006 Plan, each Award may be made alone or in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

Termination of Status. Our Board shall determine the effect on an Award in the event of the disability, death, termination of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before we will deliver stock certificates or otherwise recognize ownership of common stock under an Award. We may decide to satisfy withholding obligations through additional withholding on salary or wages. If provided for in an Award or approved by our Board in its sole discretion, and subject to certain conditions, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of common stock, including shares retained from the Award creating the tax obligation.

Amendment of Award. Our Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting another Award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided either (i) that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant or (ii) that the change is permitted in connection with a change in capitalization or reorganization event, as described below.

Conditions on Delivery of Stock. We are not obligated to deliver any shares of common stock pursuant to the 2006 Plan or remove restrictions from shares previously delivered under the 2006 Plan until (i) all conditions of the Award have been met or removed to our satisfaction, (ii) in the opinion of our counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to us such representations or agreements as we may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

Provisions for Foreign Participants. Our Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2006 Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Repricing. The 2006 Plan provides that, unless such action is approved by our stockholders, we may not: (i) amend any outstanding Option or SAR granted under the 2006 Plan to provide an exercise or measurement price per share that is lower than the then-current exercise or measurement price of such outstanding Option or SAR; (ii) cancel any outstanding Option or SAR (whether or not granted under the 2006 Plan) and grant in substitution new Awards under the 2006 Plan (other than substitute awards described below) covering the same or a different number of shares of common stock and having an exercise or measurement price lower than the then-current exercise or measurement price of the cancelled Option or SAR; (iii) cancel in exchange for a cash payment any outstanding Option or SAR with an exercise or measurement price per share above the then-current fair market value of our common stock (other than in connection with a change in capitalization or reorganization event, as described below); or (iv) take any other action under the 2006 Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market.

Substitute Awards. In connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of another entity, our Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as our Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the 2006 Plan. Substitute Awards will not count against the maximum number of shares available for grant under the 2006 Plan, except as may be required by the Internal Revenue Code.

Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of common stock other than an ordinary cash dividend, (i) the number and class of securities available under the 2006 Plan, (ii) the sub-limits set forth in the 2006 Plan, (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions and the exercise price of each SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock and Restricted Stock Unit Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock Unit Award, will be appropriately and equitably adjusted in a manner determined by our Board.

In the event that we effect a split of our common stock by means of a stock dividend and the exercise price and the number of shares subject to an Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises an Option between the record date and the distribution date for such stock dividend will be entitled to receive, on the distribution date, the stock dividend with respect to the shares of common stock acquired upon exercise of the Option, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

Consequences of a Reorganization Event on Awards Other than Restricted Stock and Restricted Stock Unit Awards. In connection with a reorganization event (as defined below), our Board will take any one or more of the following actions as to all or any outstanding Awards other than Restricted Stock and Restricted Stock Unit Awards on such terms as our Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such reorganization event, (iv) in the event of a reorganization event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of common stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Options or other Awards and any applicable tax withholdings, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with our liquidation or dissolution, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

Consequences of a Reorganization Event on Restricted Stock and Restricted Stock Unit Awards. Upon the occurrence of a reorganization event other than a liquidation or dissolution, our repurchase and other rights under each outstanding Restricted Stock and Restricted Stock Unit Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to the common stock subject to such Restricted Stock or Restricted Stock Unit Award. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or Restricted Stock Unit Award or any other agreement between a Participant and us, all restrictions and conditions on all Restricted Stock and Restricted Stock Unit Awards then outstanding shall automatically be deemed terminated or satisfied.

Under the 2006 Plan, a “reorganization event” generally means (a) any merger or consolidation of our company with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash securities or other property or is cancelled, (b) any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

Plan Benefits. As of March 31, 2012, approximately 58 individuals were eligible to receive awards under the 2006 Plan, including our six executive officers and eight non-employee directors. The granting of awards under the 2006 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group. On April 10, 2012, the last reported sale price of our common stock on the NASDAQ Global Market was $10.36.

Amendment or Termination of the 2006 Plan. No Award may be made under the 2006 Plan after May 14, 2016 but Awards previously granted may extend beyond that date. The Board may amend, suspend or terminate the 2006 Plan or any portion thereof at any time; provided that, (i) to the extent required to comply with Section 162(m), no Award intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, unless and until our stockholders approve the amendment in the manner required by Section 162(m); (ii) no amendment that would require stockholder approval under the rules of NASDAQ may be made effective unless and until our stockholders approve such amendment; and (iii) from and after the effective date of an amendment to the NASDAQ corporate governance rules to no longer require stockholder approval of material amendments to equity compensation plans, no amendment to the 2006 Plan (A) materially increasing the number of shares authorized under the 2006 Plan, with limited exceptions, (B) expanding the types of Awards that may be granted under the 2006 Plan, or (C) materially expanding the class of participants eligible to participate in the 2006 Plan, shall become effective until stockholder approval is obtained.

Federal Income Tax Consequences

The following is a general summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2006 Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Internal Revenue Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock Unit Awards. The tax consequences associated with any Other Stock Unit Award granted under the 2006 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to Us. There will be no tax consequences to our company except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Board Recommendation

The Board of Directors believes that adoption of the Amendment to the 2006 Stock Incentive Plan to increase the number of shares available for issuance thereunder from 6,422,748 shares to 13,422,748 shares is in the best interests of Achillion and the best interests of our stockholders, and therefore, recommends a vote FOR this proposal.